Sprott Focus Trust	March 31, 2022 (unaudited)

Schedule of Investments

Common Stocks - 98.4%

	SHARES	VALUE
CONSUMER DISCRETIONARY - 7.0%
AUTOMOBILES - 4.0%
Thor Industries, Inc.[1]	145,000	$11,411,500

SPECIALTY RETAIL - 3.0%
Buckle, Inc. (The)	260,000	8,590,400

Total (Cost $17,781,830)		20,001,900

CONSUMER STAPLES - 6.1%
FOOD PRODUCTS - 6.1%
Cal-Maine Foods, Inc.	255,000	14,081,100
Industrias Bachoco SAB de CV1	68,946	3,221,157

		17,302,257

Total (Cost $10,185,855)		17,302,257

ENERGY - 10.4%
ENERGY EQUIPMENT & SERVICES - 10.3%
Helmerich & Payne, Inc.	300,000	12,834,000
Pason Systems, Inc.[1]	1,140,000	13,961,045
Smart Sand, Inc.[1,2]	800,000	2,760,000

		29,555,045

OIL, GAS & CONSUMABLE FUELS - 0.1%
Exxon Mobil Corp.	3,000	247,770

Total (Cost $15,451,959)		29,802,815

FINANCIALS - 17.7%
CAPITAL MARKETS - 13.4%
Artisan Partners Asset Management, Inc.	300,000	11,805,000
Ashmore Group plc	1,500,000	4,583,323
Federated Hermes, Inc.	340,000	11,580,400
Franklin Resources, Inc.	210,000	5,863,200
Value Partners Group Ltd.	10,000,000	4,314,912

		38,146,835

DIVERSIFIED FINANCIAL SERVICES - 4.3%
Berkshire Hathaway, Inc.[2]	35,000	12,351,850

Total (Cost $40,242,394)		50,498,685

INDUSTRIALS - 5.4%
AEROSPACE & DEFENSE - 3.7%
AerSale Corp.[2]	675,000	10,611,000

MARINE - 1.7%
Clarkson plc	100,000	4,860,504

Total (Cost $8,304,466)		15,471,504

INFORMATION TECHNOLOGY - 6.0%
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 2.9%
Vishay Intertechnology, Inc.	420,000	8,232,000

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.2%
Cirrus Logic, Inc.[2]	3,000	254,370
Lam Research Corp.	500	268,805

		523,175

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 2.9%
Western Digital Corp.[2]	170,000	8,440,500

Total (Cost $15,367,244)		17,195,675

Sprott Focus Trust	March 31, 2022 (unaudited)

MATERIALS - 36.9%
CHEMICALS - 4.8%
Westlake Chemical Corp.	110,000	$13,574,000

METALS & MINING - 32.1%
Aclara Resources, Inc.[1,2]	250,000	145,983
Agnico Eagle Mines Ltd.	160,000	9,798,400
Barrick Gold Corp.	250,000	6,132,500
Centamin plc	2,500,000	3,003,003
DDH1 Ltd.	10,000,000	7,819,737
Gemfields Group Ltd.[1,2]	15,000,000	3,592,814
Hochschild Mining plc	2,700,000	4,564,801
Major Drilling Group International, Inc.[2]	900,000	8,761,349
Nucor Corp.	90,000	13,378,500
Pan American Silver Corp.	200,000	5,460,000
Reliance Steel & Aluminum Co.	69,239	12,694,971
Schnitzer Steel Industries, Inc.	200,000	10,388,000
Seabridge Gold, Inc.[2]	300,000	5,550,000
Sims Ltd.	13,500	217,800
Steel Dynamics, Inc.	3,500	292,005

		91,799,863

Total (Cost $68,155,173)		105,373,863

REAL ESTATE - 8.9%
REAL ESTATE MANAGEMENT & DEVELOPMENT - 8.9%
FRP Holdings, Inc.[2]	120,000	6,936,000
Kennedy-Wilson Holdings, Inc.	545,000	13,292,550
Marcus & Millichap, Inc.	100,000	5,268,000

		25,496,550

Total (Cost $13,956,640)		25,496,550

TOTAL COMMON STOCKS (Cost $189,445,561)		281,143,249

REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corporation, 0.0% dated 03/31/22, due 04/01/22, maturity value $3,376,552 (collateralized by obligations of various U.S. Treasury Note, 2.00% due 08/15/51, valued at $3,444,159)		3,376,552

Total (Cost $3,376,552)		3,376,552

SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Government Money Market Portfolio[3]	728,867	728,867

Total (Cost $728,867)		728,867

TOTAL INVESTMENTS - 99.8% (Cost $193,550,980)		285,248,668

LIABILITIES LESS CASH AND OTHER ASSETS - 0.2%		447,731

NET ASSETS - 100.0%		$285,696,399

[1]

Security (or a portion of the security) is on loan. As of March 31, 2022, the market value of securities loaned was $11,424,142. The loaned securities were secured with cash collateral of $728,867 and non-cash collateral with a value of $11,682,821. The non-cash collateral received consists of equity securities, and is held for the benefit of the Fund at the Fund’s custodian. The Fund cannot repledge or resell this collateral. Collateral is calculated based on prior day’s prices.

[2]	Non-Income producing.
[3]	Represents an investment of securities lending cash collateral.

Sprott Focus Trust

March 31, 2022 (unaudited)

Valuation of Investments:

Securities are valued as of the close of trading on the New York Stock Exchange (NYSE) (generally 4:00 p.m. Eastern time) on the valuation date. Securities that trade on an exchange, and securities traded on Nasdaq’s Electronic Bulletin Board, are valued at their last reported sales price or Nasdaq official closing price taken from the primary market in which each security trades or, if no sale is reported for such day, at their highest bid price. Other over-the-counter securities for which market quotations are readily available are valued at their highest bid price, except in the case of some bonds and other fixed income securities which may be valued by reference to other securities with comparable ratings, interest rates and maturities, using established independent pricing services. The Fund values its non-U.S. dollar denominated securities in U.S. dollars daily at the prevailing foreign currency exchange rates as quoted by a major bank. Securities for which market quotations are not readily available are valued at their fair value in accordance with the provisions of the Investment Company Act of 1940 (the “1940 Act”), under procedures approved by the Fund’s Board of Directors, and are reported as Level 3 securities. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale. In addition, if, between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and may make the closing price unreliable, the Fund may fair value the security. The Fund uses an independent pricing service to provide fair value estimates for relevant non-U.S. equity securities on days when the U.S. market volatility exceeds a certain threshold. This pricing service uses proprietary correlations it has developed between the movement of prices of non-U.S. equity securities and indices of U.S.-traded securities, futures contracts and other indications to estimate the fair value of relevant non-U.S. securities. When fair value pricing is employed, the prices of securities used by the Fund may differ from quoted or published prices for the same security. Investments in money market funds are valued at net asset value per share.

Various inputs are used in determining the value of the Fund’s investments, as noted above. These inputs are summarized in the three broad levels below:

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, foreign securities that may be fair valued and repurchase agreements).

Level 3 – significant unobservable inputs (including last trade price before trading was suspended, or at a discount thereto for lack of marketability or otherwise, market price information regarding other securities, information received from the company and/or published documents, including SEC filings and financial statements, or other publicly available information).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the Fund’s investments as of March 31, 2022, based on the inputs used to value them. For a detailed breakout of common stocks by sector classification, please refer to the Schedule of Investments.

	Level 1	Level 2	Level 3	Total
Common Stocks	$281,143,249	$—	$—	$281,143,249
Cash Equivalents	—	3,376,552	—	3,376,552
Securities Lending Collateral	728,867	—	—	728,867
Total	$281,872,116	$3,376,552	$—	$285,248,668

On March 31, 2022, foreign common stocks in the Fund were valued at the last reported sale price or official closing price as the Fund’s fair value pricing procedures did not require the use of the independent statistical fair value pricing service.

Sprott Focus Trust

March 31, 2022 (unaudited)

Common Stock:

The Fund invests a significant amount of assets in common stock. The value of common stock held by the Fund will fluctuate, sometimes rapidly and unpredictably, due to general market and economic conditions, perceptions regarding the industries in which the issuers of common stock held by the Fund participate or factors relating to specific companies in which the Fund invests.

Repurchase Agreements:

The Fund may enter into repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund restricts repurchase agreements to maturities of no more than seven days. Securities pledged as collateral for repurchase agreements, which are held until maturity of the repurchase agreements, are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). Repurchase agreements could involve certain risks in the event of default or insolvency of the counter-party, including possible delays or restrictions upon the ability of the Fund to dispose of its underlying securities. The maturity associated with these securities is considered continuous.

Lending of Portfolio Securities:

The Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which may be invested by the lending agent in short-term instruments, in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for loans of non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. As of March 31, 2022, the cash collateral received by the Fund was invested in the State Street Navigator Securities Lending Government Money Market Portfolio, which is a 1940 Act registered money market fund. To the extent that advisory or other fees paid by the State Street Navigator Securities Lending Government Money Market Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns. Information regarding the value of the securities loaned and the value of the collateral at period end is included in the Schedule of Investments. The Fund could experience a delay in recovering its securities, a possible loss of income or value and record realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. These loans involve the risk of delay in receiving additional collateral in the event that the collateral decreases below the value of the securities loaned and the risks of the loss of rights in the collateral should the borrower of the securities experience financial difficulties.

As of March 31, 2022, the Fund had outstanding loans of securities to certain approved brokers for which the Fund received collateral:

Market Value of Loaned Securities	Market Value of Cash Collateral	Market Value of Non-Cash Collateral	Total Collateral
$11,424,142	$728,867	$11,682,821	$12,411,688

All securities on loan are classified as Common Stock in the Fund’s Schedule of Investments as of March 31, 2022, with a contractual maturity of overnight and continuous.

Other information regarding the Fund is available in the Fund’s most recent Report to Stockholders. This information is available through Sprott Asset Management’s website (www.sprottfocustrust.com) and on the Securities and Exchange Commission’s website (www.sec.gov).